Wasmer Schroeder High Yield Municipal Fund Summary Prospectus June 28, 2017 Institutional Class WSHYX

Before you invest, you may want to review the Wasmer Schroeder High Yield Municipal Fund’s (the “Fund”) Statutory Prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information (“SAI”) dated June 28, 2017, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.WSCFunds.com. You can also get this information at no cost by calling 1-855-972-6864 (1-855-WSC-MUNI) or by sending an e-mail request to wshyx@wasmerschroeder.com.

Investment Objectives
The Fund seeks to generate a high level of interest income that is not subject to federal income tax.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.94%
Plus: Recouped Management Fees(1)	0.02%
Total Annual Fund Operating Expenses After Fee Recoupment	0.96%

(1) Wasmer, Schroeder & Company, LLC (the “Adviser”) may request recoupment of previously waived fees and paid expenses  from the Fund for three years from the date they were paid, subject to the expense cap of 0.95% of average daily net assets (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses).

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the recouped management fees only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$302	$522	$1,157

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s principal investment strategy focuses on medium- to lower-credit quality municipal securities.  Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities that pay interest not subject to regular federal income tax.  Some of these investments in municipal securities may pay interest that is not exempt from the federal alternative minimum tax (“AMT”).  Municipal securities may include debt obligations of U.S. states, territories, counties, cities, political subdivisions, government agencies and instrumentalities.  The Fund also invests in non-governmental municipal issuers, including but not limited to healthcare organizations, corporate issuers of municipal debt, and various project finance bond issues.  The Fund primarily invests in general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes and private placements, auction-rate securities, variable rate demand notes, lease-backed obligations and certificates of participation.  The Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests.  The Fund may also invest up to 25% of its net assets in municipal securities that are subject to the AMT.  The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state or territory.  However, it is not the present intention of the Fund to invest more than 25% of the Fund’s net assets in issuers located in the same state.  The Fund may hold up to 15% of its net assets in illiquid or thinly traded securities, which may include securities that are subject to resale restrictions such as those issued pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).  Securities issued pursuant to Rule 144A will be considered liquid if determined to be so under procedures adopted by the Board.  The Fund may invest in securities that do not produce immediate cash income, such as zero coupon securities and securities that are in payment default.

The Adviser seeks to meet these investment parameters by investing in higher yielding securities, specifically municipal securities that are deemed to be of medium- or lower-credit quality.  Investment grade securities are those securities rated ‘BBB-’ or higher by Standard & Poor’s Ratings Services (“S&P”) and/or Fitch Ratings, Inc. (“Fitch”) and/or ‘Baa3’ or higher by Moody’s Investors Service, Inc. (“Moody’s”).  The Fund considers medium- and lower-rated securities to be those securities that are rated by S&P and/or Fitch as ‘BBB+’ through ‘D’ (inclusive) and rated by Moody’s as ‘Baa1’ through ‘D’ (inclusive); non-rated securities may also meet the Adviser’s definition of a medium- or lower-credit quality security.  The Fund may invest an unlimited amount of its total assets in below-investment grade debt securities (or “junk bonds”).  The Adviser may make the determination to overweight higher-credit quality securities if it deems the difference in returns between quality classifications is too narrow or if the Adviser anticipates adverse developments in the medium- and/or lower-credit quality segments of the municipal market.

The Adviser’s decision to buy or sell securities is based on its consideration of, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage.  The Adviser may pursue purchases or sales of securities to shift the Fund’s broad risk exposures (such as duration, optionality, curve positioning, sector exposure, and aggregate credit quality), to increase or reduce the Fund’s exposure to a particular issuer, or for general liquidity needs of the Fund.  The risk of market value fluctuations resulting from shifts in interest rates are not a major consideration.  In current market conditions, the Fund anticipates investing substantially in municipal bonds with remaining maturities of 5- to 30-years.  The Fund does not target a specific level of portfolio turnover as purchases and sales are made if the Adviser determines the transactions will be advantageous to the Fund.

Principal Investment Risks
Losing all or a portion of your money on your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

•	Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons including responses to economic and political developments.

•	Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.

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High Yield Risk.  High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk.  The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

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Municipal Securities Risk.  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features.  Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

•
Sector and Geographic Risk.  The Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territory and may invest a significant portion of its assets in certain sectors or types of obligations.  The value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly.  General obligation bonds issued by municipalities are adversely affected by economic downturns and the resulting decline in tax revenues.  Certain municipal bond issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades.

•	Fixed Income Securities Risks. Fixed income (debt) securities are generally subject to the following risks:

o
Interest Rate Risk.  The market value of fixed income securities changes in response to interest rate changes and other factors.  Generally, the price of fixed income securities will increase as interest rates fall and will decrease as interest rates rise. It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.  The magnitude of changes in the price of fixed income securities is generally greater for those securities with longer maturities.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk.  The issuers of the debt securities held by the Fund may not be able to make interest or principal payments.  The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

o
Prepayment Risk.  Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

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Liquidity Risk.  The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

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Alternative Minimum Tax Risk.  A portion of the Fund’s otherwise tax-exempt dividends may be taxable to shareholders who are subject to the federal alternative minimum tax.  If a Fund shareholder’s AMT liability increased as a result of such dividends, this result would reduce the Fund’s after-tax return to the shareholder.

•
Political, Legislative or Regulatory Risk.  The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

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Reinvestment Risk.  A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

•
Tax and Taxability Risk.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax.  However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

•
Zero Coupon Securities Risk.  While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund from year to year.  The table shows how the Fund’s average annual returns for the 1-year and since inception periods compare with broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.WSCFunds.com or by calling the Fund toll-free at 1-855-972-6864 (855-WSC-MUNI).

Calendar Year Total Returns as of December 31,

The Fund’s calendar year-to-date return as of March 31, 2017 was 3.08%.  During the period of time shown in the bar chart, the Fund’s highest quarterly return was 3.50% for the quarter ended June 30, 2016, and the lowest quarterly return was -4.40% for the quarter ended December 31, 2016.

Average Annual Total Returns (For the period ended December 31, 2016)	1 Year	Since Inception (3/31/2014)
Return Before Taxes	1.56%	6.47%
Return After Taxes on Distributions	1.19%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	5.78%
Bloomberg Barclays Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	2.99%	4.44%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser.  Wasmer, Schroeder & Company, LLC is the Fund’s investment adviser.

Portfolio Managers.  Mr. Jason D. Diefenthaler, Senior Vice President, and Mr. Doug Fowler, Vice President, are the co-portfolio managers primarily responsible for the day-to-day management of the Fund.  Mr. Diefenthaler has managed the Fund since its inception in March 2014.  Mr. Fowler has managed the Fund since September 2016.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Wasmer Schroeder High Yield Municipal Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-855-972-6864 (855-WSC-MUNI), by wire transfer or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

	Minimum Initial Investment	Minimum Subsequent Investment
All Accounts	$100,000	$500

Tax Information
The Fund’s distributions are expected to be exempt from regular federal and state income tax.  A portion of these distributions, however, may be subject to the federal alternative minimum tax.  Distributions of any net realized gains are expected to be taxable.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.